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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 8, 1999

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                                   e-Net, Inc.

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             (Exact name of registrant as specified in its charter)

       Delaware                      000-20865                 52-1929282
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(State or other jurisdiction        (Commission              (I.R.S. Employer
   of incorporation)                 File Number)           Identification No.)

          12800 Middlebrook Road, Germantown, MD                 20874
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  (Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code (301) 601-8700

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                                 Not applicable
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         (Former name or former address, if changed since last report.)

            the Exhibit Index appears on sequentially numbered page 4

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ITEM 5.   OTHER EVENTS.

          Attached as Exhibit 99.1 is a press release issued by e-Net, Inc. dated December 8, 1999, which is hereby incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)       EXHIBITS

          99.1      Press release dated December 8, 1999





                                       2.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: December 14, 1999

                                        e-Net, Inc.

                                        By:  /s/ DONALD J. SHOFF
                                          -------------------------------------
                                             Donald J. Shoff
                                             Vice President of Finance and
                                             Chief Accounting Officer



                                       3.

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                                 EXHIBIT INDEX

Exhibit
Number         Description

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99.1          Press release dated December 8, 1999




                                       4.